SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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The Beard Company
(Name of Registrant as Specified in its Charter)

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NOTICE OF

ANNUAL MEETING

OF STOCKHOLDERS

TO BE HELD

JULY 7, 2010

AND PROXY STATEMENT

THE BEARD COMPANY

THE BEARD COMPANY
Harvey Parkway
301 N.W. 63rd Street, Suite 400
Oklahoma City, Oklahoma 73116

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Wednesday, July 7, 2010

TO THE STOCKHOLDERS OF THE BEARD COMPANY:

We will hold our Annual Meeting of Stockholders at the Waterford Marriott Hotel, located at 6300 Waterford Boulevard, Oklahoma City, Oklahoma 73118 on Wednesday, July 7, 2010 at 9:00 a.m. local time.  We are holding the meeting for the following purposes:

(1)	To elect two members of the Board of Directors for three (3) year terms.
(2)	Approval of the adoption of The Beard Company 2006 Stock Option Plan, as amended.
(3)	Ratification of the appointment of Cole & Reed, P.C. as our independent auditors for fiscal year 2010.
(4)	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Holders of record of our common and preferred stock at the close of business on May 13, 2010, are entitled to vote at the meeting.

In addition to the proxy statement and proxy card, a copy of our Annual Report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning a proxy card.  You can revoke a proxy at any time prior to its exercise.

        By Order of the Board of Directors

        /s/ Hue Green
        Hue Green
        Secretary

Oklahoma City, Oklahoma
April 30, 2010

THE BEARD COMPANY
Harvey Parkway
301 N.W. 63rd Street, Suite 400
Oklahoma City, Oklahoma  73116

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of The Beard Company of proxies to be voted at our Annual Meeting of Stockholders, to be held on Wednesday, July 7, 2010, and at any meeting following postponement or adjournment of the annual meeting.  Unless the context requires otherwise, all references to “we” and “us” and “our” refer to The Beard Company.

You are cordially invited to attend the annual meeting which will begin at 9:00 a.m. local time.  The meeting will be held at the Waterford Marriott Hotel, 6300 Waterford Boulevard, Oklahoma City, Oklahoma 73118.

We are first mailing this proxy statement, the proxy card and voting instructions on May 30, 2010, to stockholders of record at the close of business on May 13, 2010, the record date for the meeting.

You can revoke your proxy at any time before it is voted at the meeting by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.  Management urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately.

All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.  If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted FOR the election of the nominees for Director named below (Proposal No. 1).  To the extent contrary specifications are not given, your proxy will be voted FOR the approval of Proposal Nos. 2 and 3 described below.

If any other matters are properly presented at the annual meeting for consideration at the meeting or any postponement or adjournment thereof, the individuals named as proxies will vote the proxies in their discretion in the manner they believe to be in our best interest.  At the date this proxy statement went to press we did not know of any other matters that are to be presented at the annual meeting other than the three Proposals set forth below.

The accompanying form of proxy has been prepared at our direction and is sent to you at the request of the Board of Directors.  The proxies named herein have been designated by your Board of Directors.

We will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on our behalf in person or by telephone by our directors, officers or employees, who will receive no additional compensation for soliciting.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our stock.

OUR ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K (THE “FORM 10-K”), INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009 IS INCLUDED HEREWITH.

GOVERNANCE OF THE COMPANY

Pursuant to the Oklahoma General Corporation Law and our by-laws, our business, property and affairs are managed by or under the direction of the Board of Directors.  Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.  We currently have seven members of the Board: W.M. Beard, Mark Bronson, Scott Brown, Donald L. Dillingham, Allan R. Hallock, Harlon E. Martin, Jr. and Herb Mee, Jr.

The Board has three standing committees:

•	The Audit Committee, the members of which are: Harlon E. Martin, Jr. (Chairman), Mark Bronson, Scott Brown, Donald L. Dillingham and Allan R. Hallock;

•	The Compensation Committee, the members of which are: Allan R. Hallock (Chairman), Mark Bronson, Scott Brown, Donald L. Dillingham and Harlon E. Martin, Jr.; and

•	The Nominating/Corporate Governance Committee, the members of which are: Harlon E. Martin, Jr. (Chairman), Mark Bronson, Scott Brown, Donald L. Dillingham and Allan R. Hallock.

Independence of Directors.  The Board has determined that all of the directors other than Messrs. Beard and Mee, including those who serve on the Audit Committee, are “independent” as defined by Nasdaq Rule 4200(a)(15), Nasdaq Rule 4350(d) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934.  The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with the directors.

Committee Charters.  The Board has adopted a charter for each of the three standing committees.  You can find links to these materials on our website at:  http://www.beardco.com/governance.

Board and Committee Meetings.  During 2009 the Board met seven times.  All of the directors attended more than 75% of the total number of meetings of the Board of Directors and the Board committees of which they were a member during 2009.  At least quarterly, the non-management directors meet in private session without members of management.  These sessions are presided over by the Chairman of the Audit Committee.

Audit Committee

The Audit Committee focuses its efforts on the following three areas:

•	The adequacy of our internal controls and financial reporting process and the integrity of our financial statements;

•	The independence and performance of our independent auditor; and

•	Our compliance with legal and regulatory authority.

The committee meets periodically with management to consider the adequacy of our internal controls and the financial reporting process.  It also discusses these matters with our independent auditors and with our appropriate financial personnel.  The committee reviews our financial statements and discusses them with management and the independent auditors before those financial statements are filed with the Securities and Exchange Commission.

The committee regularly meets privately with the independent auditor, has the sole authority to retain and dismiss the independent auditors and periodically reviews their performance and independence from management.  The independent auditors have unrestricted access and report directly to the committee.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee (the “Committee”) with respect to our audited financial statements for the year ended December 31, 2009.

The Committee is comprised of the five independent directors listed below and operates under a written charter adopted by the Board on June 14, 2000, and last amended on April 29, 2009.  The Charter, as amended, is publicly available on our website at http://www.beardco.com/governance.  If we make any substantive amendments to our Charter, the new amendment will be posted on our website.

In its corporate oversight role, the Committee reviews our financial reporting process on behalf of the Board.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Audit Committee Financial Expert.  The Board has determined that two members of the Committee, Messrs. Bronson and Dillingham, are “audit committee financial experts,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of Section10A(m)(3) of the Securities Exchange Act of 1934.

The Committee held four meetings during 2009.  The meetings were designed to facilitate open communication between the Committee, management and our independent public accountants, Cole & Reed, P.C. (“C&R”).  At such meetings the Committee reviewed and discussed with C&R and management our audited consolidated financial statements and, when applicable, our unaudited interim financial statements.

The Committee approves, in advance, all auditing services and permitted non-audit services to be performed for us by our independent auditor, subject to the de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.  The Committee has delegated authority to the Committee Chairman, when appropriate, to grant advance approvals of audit and permitted non-audit services, with the proviso that such decisions be presented to the full Committee at its next scheduled meeting.

The Committee discussed with C&R the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380).  C&R also provided to the Committee the written disclosures and the letter required by applicable requirements of the Public Accounting Oversight Board regarding C&R’s communications with the Audit Committee concerning independence.  The Committee has discussed with C&R its independence from the Company.

Based on the review and discussions above, the Committee recommended to the Board that the Company’s audited financial statements be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2009.

Although we are not listed on the Nasdaq Stock Market, all of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the NASD’s listing standards.

The Committee has considered the services rendered by our principal accountant for the most recent fiscal year as described above and has concluded that the provision of such services is compatible with maintaining the principal accountant’s independence.

By the Audit Committee:

Harlon E. Martin, Jr., Chairman
Mark Bronson
Scott Brown
Donald L. Dillingham
Allan R. Hallock

Audit Fees

The fees billed by C&R for the indicated services for fiscal years 2009 and 2008 were as follows:

	Fiscal Year 2009	Fiscal Year 2008

Audit fees.	$108,695(1))	$ 80,900(2)
Audit-related fees (3)	$0	$ 11,300
Tax fees	$34,670	$ 38,200
All other fees	$0	$ 0
__________

(1)Includes $45,400 for services rendered in 2009 and $63,295 for services rendered in 2010.

(2)Includes $24,500 for services rendered in 2008 and $56,400 for services rendered in 2009.

(3)Includes $11,300 for audit services related to the Company’s 401(k) plan in 2008.

Under its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services to be performed for us by our independent auditors, subject to the de minimus exceptions for permitted non-audit services.  Each year, the independent auditor’s retention to audit our financial statements, including the associated fee, is approved by the committee before the filing of the preceding year’s annual report on Form 10-K.  The Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements for additional services in the event that a need arises for pre-approval between committee meetings.  If the Chairman so approves any such engagements, he will report that approval to the full committee at the next committee meeting.

All of the fees required to be pre-approved by the Audit Committee were pre-approved by the Audit Committee for the years ended December 31, 2009 and 2008.

Appointment of Auditors for 2010

The Audit Committee has reappointed Cole & Reed, P.C. as the independent accountants to audit and report on our consolidated financial statements for 2010.

Representatives of Cole & Reed, P.C. will be present at the meeting.  They will be given an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

Nominating/Corporate Governance Committee

The principal responsibilities of the Nominating/Corporate Governance Committee are as follows:

•
Developing and recommending criteria for evaluating and selecting candidates for election or re-election to the Board, and assisting the Board in identifying and attracting qualified director candidates;

•	Selecting and making recommendations to the Board on the director nominees for the next annual meeting of stockholders, and recommending individuals to fill vacancies when they occur;
•	Determining Board committee structure and membership;
•
Reviewing, at least annually, the adequacy of our corporate governance principles and practices, and recommending any proposed changes to the Board for approval.  Such review shall include a reassessment of the adequacy of all committee charters and of the Company’s Code of Ethics, with recommendation of any proposed changes;

•
Reviewing any issues regarding the independence of directors or involving potential conflicts of interest, evaluating any change to the status of individual directors and making recommendations regarding the propriety of continued service; and

•	Developing and implementing an annual procedure for evaluating the Board’s performance.

The Committee has adopted a Nominating/Corporate Governance Committee charter. The Company’s by-laws provide that nomination of election to the Board of Directors may be made by the Board of Directors or by any stockholder.  The Committee will consider nominees recommended by our shareholders if such recommendations are made in writing to the Committee and delivered not less than 120 days before any meeting at which any directors are to be elected.  Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating shareholder is the beneficial record owner of our common stock.  Such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected.  If the shareholder complies with these procedures, the shareholder’s nominees will receive the same consideration that nominees developed by the Committee receive.  Nominations should be delivered to the Committee at the following address:  Nominating/Corporate Governance Committee, Attention: Harlon E. Martin, Jr., c/o The Beard Company,  301 N.W. 63rd Street, Suite 400 , Oklahoma City, OK 73116.

In considering possible candidates for election as a director, the Nominating/Corporate Governance Committee is guided by the principles that each candidate should have:
•	a record of achievement in business and/or civic endeavors;
•	strong ethics;
•	leadership qualities;
•	expertise pertinent to our operations;
•	ability to analyze and interpret our business and activities of an entrepreneurial nature;
•	ability to attract relationships pertinent to our business; and
•	any such other criteria as the Committee shall determine to be relevant at the time.

Our Nominating /Corporate Governance Committee does not have a formal policy with regard to considering diversity in its identification of director candidates; however, our Nominating /Corporate Governance Committee does consider diversity in its identification of director candidates. Diversity in business and professional experience, education, and background benefits us by increasing the range of skills and perspectives available to our Board of Directors. Members will be selected without regard to race, gender, religious belief, ancestry, national origin or disability. Our Board of Directors believes that adherence to these principles will provide an environment and practices that will yield the best return for our shareholders.

  Currently, we do not employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

The nominees for director this year are sitting directors who were approved by the Nominating/Corporate Governance Committee for inclusion on our proxy card.  Shareholders did not recommend any nominees for director at the 2009 Annual Stockholders Meeting.

The Committee met two times in 2009.

Compensation Committee

The principal functions and requirements of the Compensation Committee are as follows:

•	Reviews the objectives, structure, cost and administration of our major compensation and benefit policies and programs.
•	Reviews and makes recommendations concerning remuneration arrangements for senior management, including the specific relationship of corporate performance to executive compensation.
•	Reviews our performance versus the CEO’s compensation and establishes measures of the Company’s performance upon which the CEO’s compensation is based.
•	Administers our compensation, benefit and incentive plans.

The Committee met one time in 2009.

Leadership Structure of the Board

As prescribed by our bylaws, the chairman of our Board of Directors has the power to preside at all meetings of the Board. William M. Beard, our Chief Executive Officer, serves as the chairman of our Board of Directors. Although our Board believes that the combination of the chairman and chief executive officer positions is appropriate for our company in the current circumstances, there is no corporate policy requiring those positions to be held by the same person.

Our Chief Executive Officer is appointed by the Board to manage our daily affairs and operations. We believe that Mr. Beard's extensive industry experience and direct involvement in our operations make him best suited to serve as chairman in order to (i) lead the Board in productive, strategic planning, (ii) determine necessary and appropriate agenda items for meetings of the Board with input from both our independent directors and management, and (iii) determine and manage the amount of time and information devoted to discussion and analysis of agenda items and other matters that may come before the Board. Our Board structure also fosters strong oversight by our independent directors. Mr. Beard and Mr. Mee are the only members of management who serves on the Board, and all of the other directors are fully independent. Each of the committees of the Board are comprised solely of independent directors.

Risk Oversight

The Board considers oversight of our risk management efforts to be a responsibility of the entire Board. The Board’s role in risk oversight includes receiving regular reports from members of senior management on areas of material risk to us, including operational, financial, personnel, information technology, environmental, legal and regulatory, strategic and reputational risks. The full Board receives these reports from the appropriate members of management to enable the Board to understand our risk identification, risk management, and risk mitigation strategies. The Board also makes risk management an integral part of our annual strategic planning process, which addresses, among other things, the risks and opportunities facing us.

Part of the Audit Committee’s responsibilities, as set forth in its charter, is to discuss with management our major financial risk exposures and the steps management has taken to monitor and control those exposures. In this regard, our chief financial officer prepares annually a comprehensive risk assessment report and reviews that report with the Audit Committee. This report identifies the material business risks for us, and identifies our internal controls that respond to and mitigate those risks. Our management regularly evaluates these controls, and the Audit Committee is provided regular updates regarding the effectiveness of the controls. The Audit Committee regularly reports to the full Board.

Code of Ethics

On December 14, 2009, we  adopted The Beard Company Code of Business Conduct and Ethics (the “Code”) that applies to our principal executive officer, principal financial officer, principal accounting officer, and the principal executive officer and principal accounting officer of our Coal Segment.  Our Code is publicly available on our website at http://www.beardco.com/governance.  If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver, from a provision of this Code to our executive officers, we will disclose the nature of such amendment or waiver on our website.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee in 2009 were Mark Bronson, Scott Brown, Donald L. Dillingham, Allan R. Hallock, and Harlon E. Martin, Jr.  With the exception of Mr. Hallock, who was an employee of Beard Oil from December of 1986 until April of 1987, none of the members have ever been an officer or employee of us or any of our subsidiaries, and no “compensation committee interlocks” existed during 2009.

Stockholder Communications with Directors

General.  Our Board of Directors believes that direct access to our independent directors, who constitute our Nominating/Corporate Governance Committee and our Audit Committee, is essential to ensuring that corporate governance concerns, recommendations for director nominees, questions concerning our accounting functions, internal controls or auditing practices, and reports of potential violations of law or Company policies, are addressed at the highest level.  Stockholders who want to communicate with the Board or any individual director directly can write to:

The Beard Company
Board Administration
c/o Harlon E. Martin, Jr.
11200 Westheimer, Suite 905
Houston, TX 77042

Your letter should indicate that you are a stockholder.  The Audit Committee will review each letter to the directors to determine the appropriate action to take with respect to each letter.  Depending on the subject matter, the Audit Committee will:

•	Forward the communication to the director or directors to whom it is addressed;
•	Forward the communication to management, for example where it is a request for information about the Company or it is a stock-related matter; or
•	Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

At each Board meeting, the Audit Committee will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Director Attendance at Annual Meetings

Our annual stockholders’ meetings do not always fall in conjunction with our regularly scheduled Board meetings.  We encourage our outside directors to attend the stockholders’ meetings even if they do not fall on the date of a Board meeting, but do not reimburse for attendance unless it is in conjunction with a Board meeting.  In 2009 all of our outside directors attended our annual stockholders’ meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities (collectively "reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of Forms 3, 4 and 5 furnished to us and information received from each reporting person, for the fiscal year ended December 31, 2009, W.M. Beard filed one late report and had one transaction that was not reported on a timely basis; Harl Dubben filed one late report and had one transaction not reported on a timely basis; Hue Green filed two late reports and had three transactions not reported on a timely basis, Allan Hallock had three late reports and had nine transactions not reported on a timely basis, Jack Martine filed one late report and had one transaction not reported on a timely basis, Herb Mee, Jr. filed three late reports and had four transactions not reported on a timely basis; Ford C. Price filed one late report and had two transactions that were not reported on a timely basis.

ELECTION OF DIRECTORS
(Proposal No. 1)

Our Certificate of Incorporation (the “Certificate”) provides for a Board of Directors of not more than nine nor less than three directors, including one director elected by the preferred stockholders, as determined from time to time by the Board.  Our preferred stockholders filled the directorship vacancy which they were entitled to fill in February 1994 by the election of Michael E. Carr, who resigned effective February 1, 2002.  To date, the sole remaining preferred stockholder has not elected to fill such vacancy.  The Certificate also provides that the portion of the Board of Directors which is elected by our common stockholders shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year.

At the meeting, two directors are to be elected by the common stockholders for a three-year term expiring at the date of the Annual Meeting of Stockholders in 2013.   The terms of Messrs. Harlon Martin, Jr. and Herb Mee, Jr. expire this year.  The terms of Messrs. Mark Bronson, Scott Brown and Donald L. Dillingham, the three directors elected by the Board in August of 2009, expire in 2010, 2011 and 2012, respectively.  Mr. Martin has decided not to run for re-election.  Accordingly, Messrs. Herb Mee, Jr. and Mark Bronson will be the nominees for terms expiring in 2013.

The Nominating/Corporate Governance Committee has not yet recommended a successor to fill the vacancy on the Board that will be created by Mr. Martin’s departure.  Pursuant to the Company’s Bylaws, whenever there is a vacancy on the Board, until such vacancy is filled the continuing directors have all the powers granted to the directors and shall discharge all the duties imposed upon the directors. Although the Company’s Bylaws do not contain a provision regarding how vacancies should be filled, Section 1028 of the Oklahoma General Corporation Act provides that in the absence of such provision, the vacancy shall be filled by the Board of Directors.

The persons named in the proxy card will vote such proxy for the election of the above-named nominees, unless you indicate that your vote should be withheld.  All of the nominees have  indicated to us that they will serve if elected.  We do not anticipate that the nominees will be unable to stand for election, but if that happens, any resulting vacancy will be filled at such time as the Board finds a suitable candidate.  The election of directors at this meeting will be by plurality vote.  The directors elected at the Annual Meeting will serve for the terms indicated above and until their successors are elected and qualified, in accordance with the provisions of the Certificate and our By-Laws.

Certain information with respect to the nominees for Director and the four Directors whose terms do not expire this year is as follows:

Nominees for Election for Terms of Three Years Expiring in 2013:
Nominee (age), year first became a Director of us or Beard Oil Company (“Beard Oil”):

Herb Mee, Jr. (81), 1974

Herb Mee, Jr. has served as our President since 1989 and as our Chief Financial Officer since 1993.  He has served as President of Beard Oil, our predecessor, since 1973 and as its Chief Financial Officer since 1993.  He has also served as a director of us and Beard Oil since their incorporation.  Mr. Mee served as President of Woods Corporation, a New York Stock Exchange diversified holding company, from 1968 to 1972 and as its Chief Executive Officer from 1970 to 1972.

Mark Bronson (61) 2009

Mark Bronson was elected to the board of directors in August of 2009.  Mr. Bronson currently serves as the Chief Financial Officer for the Harvison Companies, a privately-owned group of companies, one of which is our largest outside shareholder.  Mr. Bronson, a Certified Public Accountant, was the Chief Financial Officer of FFP Operating Partners, L.P from October, 1993 to March, 2006.

Directors to Continue in Office with Terms Expiring in 2011:

W. M. Beard (81), 1974

W.M. Beard has served as our Chairman of the Board and Chief Executive Officer since 1992.  He previously served as our President and Chief Executive Officer from our incorporation in 1974 until 1985.   He has served Beard Oil as its Chairman of the Board and Chief Executive Officer since 1969.  He has also served as a director of us and Beard Oil since their incorporation.  Mr. Beard has been actively involved since 1952 in all management phases of us and Beard Oil from their inception, and as a partner of their predecessor company.

Scott Brown (49), 2009

Scott Brown was elected to the board of directors in August of 2009.  Mr. Brown has been the owner and President of DS Capital, Inc. (“DSC”) since September of 2003.  DSC is an investment and consulting firm that provides services in the consumer packaged goods, printing and retailing industries.  Its investment portfolio includes oil and gas, mining, retail and other related industries.

Directors to Continue in Office with Terms Expiring in 2012:

Allan R. Hallock (80), 1986

Allan R. Hallock was elected as our director in 1993.  He served as a director of Beard Oil from 1986 until 1993.  Mr. Hallock has been an independent consulting geologist since 1986.  He served as Vice President and Exploration Manager of Gemini Corporation from 1970 until we acquired the company in 1986.

Donald L. Dillingham (47) 2009

Donald L. Dillingham was elected to the board of directors in August of 2009.  Mr. Dillingham has been the owner and President of Oak Hills Securities, Inc., a Broker/Dealer firm, and the owner of Avondale Investments, LLC, an investment advisory firm, since 2001.  He has also served as a Director of Gulfport Energy Corporation since November of 2007.

There is no family relationship between any of our directors or executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

Executive Officers of the Registrant.

The table below sets forth the age, positions with us and the year in which each person first became our executive officer.  All positions are held with us unless otherwise indicated, and such persons are part of the corporate staff serving us and all of our subsidiaries unless otherwise indicated.

Name	Principal Positions	Executive Officer of Beard or Beard Oil Since	Age

W. M. Beard	Chairman of the Board and Chief Executive OfficerAB	June 1969	81
Herb Mee, Jr.	President & Chief Financial OfficerAB	November 1973	81
Marc A. Messner	Vice President - Corporate Development	April 1999	48
Jack A. Martine	Controller and Chief Accounting Officer	October 1996	60
Harl R. Dubben	Treasurer	August 2006	73
Hue Green	Secretary	April 2008	59
Rebecca G. Voth	Assistant SecretaryB	October, 2009	50
__________
ADirector of the Company.
BTrustee of certain assets of the Company's 401(k) Trust.

Information concerning W. M. Beard and Herb Mee, Jr. is set forth above under “Election of Directors”.  Information concerning our other executive officers is set forth below:

Marc A. Messner has served as our Vice President – Corporate Development since August of 1998.  He has also served as sole manager of starpay since May of 2003.  Mr. Messner was the inventor of starpay’s proprietary payment system technology.  From 1993 to 1998 he served as President of Horizontal Drilling Technologies, Inc., a company he founded in 1993 which we acquired in 1996.

Jack A. Martine has served as our Controller, Chief Accounting Officer and Tax Manager since 1996.  Mr. Martine had previously served as tax manager for BOC from June 1989 until October 1993.  Mr. Martine is a certified public accountant.

Harl R. Dubben has served as our Treasurer since August 1, 2006.  Prior to such time Mr. Dubben had served as Assistant to the Controller and Chief Accounting Officer since 2002.

Hue Green has served as our Secretary since March of 2007, and as an Executive Officer since April of 2008.  She received her BS degree in organizational leadership from Southern Nazarene University in 2007 and received her MBA degree from Oklahoma Christian University in August of 2008.

Rebecca G. Voth served as the Secretary and Treasurer of the Company from July 1997 to July 2006 when she went to work for a local oil and gas company.  In October 2009 Mrs. Voth returned to the Company as Assistant Secretary.

All executive officers serve at the pleasure of the Board of Directors.

There is no family relationship between any of our executive officers.  All executive officers hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders or until their prior resignation or removal.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers for the two fiscal years ended December 31, 2009.

Based on the base salary of the named executive officers in 2009, “Salary” and “Bonus” accounted for 100% of the total compensation of the named executive officers while incentive compensation accounted for none of their total compensation during such year.(1)

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Nonqualified Deferred Compensation Earnings ($) (h)	Total ($) (j)

W. M. Beard	2009	$ 132,000	$ 4,200	$ 0	$ 0	$ 165,243 (4)	$301,443
Chairman and Principal Executive Officer	2008	$ 132,000 (2)	$ 2,750	$ 0	$ 0	$ 11,016 (4)	$145,766
Herb Mee, Jr.	2009	$ 132,000	$ 2,700	$76,958 (8)		$ 92,680 (5)	$211,658
President and Principal Financial Officer	2008	$ 132,000	$ 26,002 (1)	$ 0		$ 6,179 (5)	$158,002
Jack A. Martine	2009	$ 87,000	$ 1,200	$ 0		$ 0	$126,657
Controller and Chief Accounting Officer	2008	$ 72,000	$ 750	$38,479 (8)	$ 0	$ 0	$ 96,083

______________

(1)
Bonus for length of service with us or Beard Oil. Such bonus is not considered to be a true incentive bonus.  The $24,252 bonus paid to Mr. Mee in 2008 was not an incentive since it was awarded after the fact for his efforts in raising the $4,795,000 that was raised by Geohedral, LLC, a 25.68%-owned subsidiary, to fund their mining activities.

(2)
Mr. Beard deferred 90% ($19,800) of his salary during the first two months of  2008 into the Company’s 2005 DSC Plan.  Such amounts are included as Nonqualified Deferred Compensation Earnings in the table above.

(3)
Mr. Beard deferred 90% ($118,800) of his salary in 2008 and all of his length of service bonus during the year into the Company’s 2005 DSC Plan.  Such amounts are included as Nonqualified Deferred Compensation Earnings in the table above.

(4)
In 2009 and 2008 a total of 84,740 and 84,740  shares of common stock, respectively, having a value of $165,243 and $11,016 on the respective dates of distribution, were delivered to Mr. Beard representing his annual distribution of shares under the Company’s 2003-2 DSC Plan.  Such amounts are included as Nonqualified Deferred Compensation Earnings in the table above.

(5)
In 2009 and 2008 a total of 47,528 and 47,530 shares of common stock, respectively, having a value of  $92,680 and $6,179 on the respective dates of distribution, were delivered to Mr. Mee representing his annual distribution of shares under the Company’s 2003-2 DSC Plan.  Such amounts are included as Nonqualified Deferred Compensation Earnings in the table above.

(6)	The perquisites and personal benefits of the named executive officers did not exceed $10,000 each.

(7)	In 2008 Mr. Martine was awarded 16,400 shares of restricted stock as a pay incentive having a grant date fair value of $23,333.

(8)	In 2009 Messrs. Mee and Martine were awarded options on 40,000 and 20,000 shares of common stock, respectively, having a grant date fair value of $76,958 and $38,479, spectively.

(9)	All share numbers have been adjusted to reflect the 2-for-one split of the Company's common stock effected on November 2, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)

W.M. Beard	0	0	0	0	------
Herb Mee, Jr.	0	40,000	40,000	1.925	5/22/14
Jack A. Martine	0 4,200	20,000 0	20,000 0	1.925 .765	5/22/14 5/1/16

Compensation of Outside Directors

The table below summarizes the total compensation of each of our outside directors in the fiscal year ended December 31, 2009:

DIRECTORS COMPENSATION

Name and Principal Position (a)	Fees Earned or Paid in Cash ($) (b)	Option Awards ($) (d)	All other compensation ($) (g)	Total ($) (h)

Allan R. Hallock	$8,925	$0	$4,701	$13,626
Harlon E. Martin, Jr.	$8,250	$0	$0	$9,750
Ford C. Price(1)	$1,800	$0	$0	$1, 800
Mark Bronson(2)	$3,225	$30,200	$75	$33,500
Scott Brown(2)	$3,225	$30,200	$75	$33,500
Donald L. Dillingham(2)	$3,225	$30,200	$75	$33,500
________
(1) Mr. Price passed away in April  of 2009.
(2) A total of $900 was paid in 2010 for 2009 meeting fees.

Our Board determines all cash and non-cash compensation paid to our outside directors.  We use a combination of cash and stock-based compensation to attract and retain candidates to serve on our Board.  We pay our non-employee directors a quarterly fee of $1,500 for their services plus the following fees for directors' meetings which they attend:  annual and 1-1/2 day meetings -- $750; regular meeting -- $500; telephone meeting -- $100 to $300 depending upon the length of the meeting.  In 2009 the non-management directors each received $1,500 per quarter for their services. Messrs. Hallock and Martin received $1,350, Mr. Price received $300. Messrs. Bronson and  Dillingham received $900* for their attendance at meetings.  They also receive a small year-end bonus depending upon their length of service as directors of us and Beard Oil.  Such bonus amounted to $75 each for Messrs. Bronson, Brown and Dillingham, $900 for Mr. Martin and $1,575 for Mr. Hallock in 2009.  We also provided some health benefits for our non-management directors who are not otherwise covered. However, the value of such benefits amounted to less than $10,000 each and is not included in the above table.  None of the directors received additional compensation in 2009 for their committee participation.  Outside directors also receive reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.  Our employee directors are not compensated for their services as s director of our Board.

________
* These fees were paid in 2010.

Legal Proceedings During the Past Ten Years.

In December of 2009 Golden Bear Drilling & Services, LLC (“Golden Bear”), which is a 14%-owned subsidiary of the Company, filed a Chapter 7 bankruptcy proceeding.  W. M. Beard, Beard’s Chairman, serves on the Board of Managers of Golden Bear, in which the Company has never had any investment.

Mark Bronson, a director of the Company, was serving as Chief Financial Officer of FFP Operating Partners, LLP at the time of its filing of Chapter 11 bankruptcy proceeding in October of 2003.

VOTING SECURITIES OUTSTANDING

As of March 31, 2010 we had 19,971,622 shares of common stock and 27,838 shares of preferred stock issued and outstanding.  Each share of common stock is entitled to one vote on all matters presented at the meeting.  Each share of preferred stock was convertible into 21.28876498 (592,636) shares on the record date, and (iii) is entitled to one vote for each full share of common stock into which it was convertible.  Accordingly, a total of 20,564,258 votes are entitled to be cast at the meeting, and the holder of the preferred stock is entitled to cast 11.73% of such votes.  Only holders of common stock and preferred stock of record at the close of business on May 13, 2010, will be entitled to vote at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The table below sets forth information, as of March 31, 2010, with respect to the beneficial ownership of shares of the Company by each person who is known to us to be the owner of five percent of our outstanding stock, by each Director or nominee for Director, by each of the executive officers named in the Compensation Table contained at page 11 hereof, and by all Directors and executive officers as a group. Unless otherwise noted, the person named has sole voting and investment power over the shares reflected opposite his name.

Name	Outstanding Shares Beneficially Owned (A)	Options, Warrants and Benefit Plan Shares Exercisable Within 60 Days (B)	Total Shares Beneficially Owned Assuming Exercise of Column (B) Shares (C)	Percent of Beneficial Ownership (D)	Percent of Shares Entitled to Vote (E)

John Hancock Financial Services, Inc. (Hancock)	1,528,756 (1)	None	1,528,756 (1)	7.43%	7.43%
7HBF, Ltd. (“7HBF”)	3,730,600 (2)	None	3,730,600 (2)	17.89%	18.14%
The William M. Beard and Lu Beard 1988 Charitable Unitrust (“Unitrust”)	2,157,916 (3)	None	2,157,916 (3)	10.35%	10.49%
Allan R. Hallock	1,109,270 (4)	None	1,109,270(4)	5.32%	5.39%
W. M. Beard	5,745,673 (5)	84,739	5,830,502 (5)	27.85%	27.94%
Lu Beard	2,162,952 (6)	None	2,162,953 (6)	10.38%	10.52%
Herb Mee, Jr.	1,682,429 (7)	47,528	1,729,957 (7)	8.30%	8.18%
Harlon E. Martin, Jr.	261,184 (8)	None	261,184 (8)	1.25%	1.27%
Mark Bronson	11,292 (9)	None	11,292 (9)	.0.05%	0.05%
Scott Brown	None	None	None	0.00%	0.00%
Donald L. Dillingham	70,236 (10)	None	70,236 (10)	0.34%	0.34%
All directors and executive officers as a group (12 in number)	8,469,408 (11)	148,932	8,618,340(12)	43.12%(11)	41.19%(12)
________________

(1)
Includes 936,120 common shares and 27,838 preferred shares which were convertible into 592,636 common shares.  All shares are owned directly and are held by Hancock on behalf of itself and affiliated entities.

(2)
The shares are owned directly by 7HBF and are deemed to be owned indirectly by 7HBF Management Company, Ltd. (“Management”) as general partner.  Randall W. Harvison and John D. Harvison are managers of Management and may be deemed to have beneficial ownership of such shares; however, they disclaim any beneficial ownership of such securities.

(3)	Represents shares owned directly by the Unitrust, of which Mr. Beard and his wife, Lu Beard, serve as co-trustees and share voting and investment power.

(4)
Includes 316,924 shares held by the Allan R. Hallock Trust and 784,846 shares held by the Jane E. Hallock Family Trust.  Mr. Hallock and his daughter, Anne Smith, serve as co-Trustees and share voting and investment power for both trusts.  Also includes 7,500 shares held by an IRA for the benefit of Mr. Hallock as to which he has sole voting and investment power.

(5)
Includes 2,743,662 shares owned directly by Mr. Beard as to which he has sole voting and investment power; 2,157,916 shares owned directly by the Unitrust as described in footnote (3) above; 144,856 shares held by the William M. Beard Irrevocable Trust "A," 180,696 shares held by the William M. Beard Irrevocable Trust "B," and 250,644 shares held by the William M. Beard Irrevocable Trust "C" (collectively, the "Beard Irrevocable Trusts") of which Messrs. Beard and Herb Mee, Jr. are trustees and share voting and investment power; 20,212 shares held by the John Mason Beard II Trust and 19,612 by the Joseph G. Beard Trust as to which Mr. Beard is the trustee and has sole voting and investment power; 7,668 shares held by the Rebecca Banner Beard Lilly Living Trust as to which Mr. Beard is a co-trustee and shares voting and investment power with his daughter; 160,501 shares held by (the 401(k) Trust for the account of Mr. Beard as to which he has sole voting and investment power; and 59,996 shares held by B & M Limited, a general partnership (“B&M”), of which Mr. Beard is a general partner and shares voting and investment power with Mr. Mee.  Also includes 84,739 shares to be distributed on demand to Mr. Beard from the 2003-2 DSC Plan in 2010 as his required distribution for the year; such shares will be owned directly by Mr. Beard and he will have sole voting and investment power.  Excludes 5,036 shares owned by his wife as to which Mr. Beard disclaims beneficial ownership.

(6)
Includes 2,157,916 shares owned by the Unitrust, of which Mr. and Mrs. Beard serve as co-trustees and share voting  and investment power.  Also includes 5,036 shares owned directly by Mrs. Beard as to which she has sole voting  and investment power.

(7)
Includes 441,278 shares owned directly by Mr. Mee as to which he has sole voting and investment power; 152,772 shares held by Mr. Mee and Marlene W. Mee, his wife, as joint tenants as to which he shares voting and investment power with Mrs. Mee, 18,400 shares held by Mee Investments, Inc., as to which Mr. Mee has sole voting and investment power; 59,996 shares held by B & M as to all of which Mr. Mee shares voting and investment power with Mr. Beard but as to which Mr. Mee has no present economic interest; and 433,787 shares held by the 401(k) Trust for the account of Mr. Mee as to which he has sole voting and investment power.  Also includes 576,196 shares held by the Beard Irrevocable Trusts as to which Mr. Mee is a co-trustee and shares voting and investment power with Mr. Beard but as to which Mr. Mee has no pecuniary interest and disclaims beneficial ownership.  Also includes 47,528 shares to be distributed on demand to Mr. Mee from the 2003-2 DSC Plan in 2010 as his rwuired distribution for the year; such shares will be owned directly by Mr. Mee and he will have sole voting and investment power. Excludes 132 shares owned by Mrs. Mee, as to which Mr. Mee disclaims beneficial ownership.

(8)	Includes 261,184 shares held directly by Mr. Martin as to which he has sole voting and investment power.

(9)	Includes 11,292 shares held directly by Mr. Bronson as to which he has sole voting and investment power.

(10)	Includes 70,236 shares held directly by Mr. Dillingham as to which he has sole voting and investment power.

(11)
Represents beneficial ownership of the Company’s shares.  Includes 4,730,816 shares as to which directors and executive officers have sole voting and investment power and 3,739,394 shares as to which they share voting and investment power with others.  Shares reflect the applicable ownership of Column (D) shares.

(12)
Represents shares entitled to vote.  Includes 4,413,090 shares as to which directors and executive officers have sole voting and investment power and 4,056,318 shares as to which they share voting and investment power with others.  Shares reflect the applicable ownership of Column (E) shares.

(13)	Percentage represents the percent of Column (C) Shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

    Charitable Unitrust. William M. Beard and Lu Beard, as trustees of the William M. Beard and Lu Beard 1988 Charitable Unitrust (the “Unitrust”) have provided loans in varying amounts up to a maximum of $3,349,000 at an interest rate of 10% since April of 2000 subject to the terms of a promissory note and a letter loan agreement (the "Loan") that has been amended and restated from time to time.  In May of 2008 the Loan was paid down to $2,250,000.  On May 6, 2009, the term was extended to April 1, 2011.  At December 31, 2009, the Loan had been paid down to $1,970,500.

The largest aggregate amount of principal outstanding to the Unitrust during fiscal year 2009 was $2,250,000.  Interest in the total amount of $213,000 was paid to the Unitrust in 2009 on the Loan.

Investments in Geohedral LLC (“Geohedral”).  During 2009, investments were made by various officers and directors of the Company, and their affiliates, in Geohedral LLC, the Company’s 25.68%-owned subsidiary involved in a mining project in southern Alaska.  Such investments were made pursuant to cash calls to Geohedral's partners to enable Geohedral to (i) stake and file additional mining claims in Alaska which Geohedral believes to contain significant quantities of gold, silver and other precious metals, and (ii) pay for the cost of drilling additional core holes and to assay the material recovered.  In addition to paying its share of the cash calls, the Company invested an additional $441,000 in Geohedral in 2009 to increase our ownership in Geohedral from 23.16% to 25.68%.

A total of $2,546,700 was raised by Geohedral from the cash calls, including $591,016 from the Company, $95,661 from the Unitrust, $14,325 by Hallock Oil & Gas, LLC (an affiliate of Allan R. Hallock), $11,662 by Anderson Oil, Ltd. and Anderson Land Ltd. (affiliates of Harlon E. Martin, Jr.),  $4,775 by Harlon E. Martin, Jr., $9,566 by Herb Mee, Jr. (“Mee”) and by Mee and his wife as Joint Tenants, $11,460 by Scott Brown, $5,307 by Donald L. Dillingham, and $4,783 by 7HBF, Ltd.  (an affiliate of Mark Bronson).

Policies and Procedures for Review, Approval or Ratification of Related Party Transactions

The Company does not have formal written policies or procedures regarding the review, approval or ratification of transactions with related parties. However, it has been the practice of the Company to obtain independent director approval of such transactions and the Company plans to continue such practice.

INCREASE IN AUTHORIZED SHARES UNDER THE BEARD COMPANY 2006 STOCK OPTION PLAN

(Proposal No. 2)

The Compensation Committee desires to reward long-term strategic management practices and enhancement of stockholder value through the award of stock options.  The Committee believes that stock options encourage increased performance by our key employees by providing incentive to employees to elevate the long-term value of our common stock, thus aligning the interests of our employees with the interests of our stockholders.  Additionally, stock options build stock ownership and provide employees with a long-term focus.  On May 1, 2006, we adopted the 2006 Stock Option Plan (the “2006 SO Plan”), which authorized the granting of up to 200,000 shares of our common stock*.  Incentive stock options.  On October 16, 2009 the Board approved an increase of 200,000 shares under the Plan, as 196,000 shares of the authorized 200,000 had previously been granted.  This increased the number of authorized shares under the Plan from 200,000 to 400,000, subject to approval of the shareholders at this Annual Meeting.
____________
*After giving effect to the 2-for-1 split of the Company’s shares effected as of the close of business on November 2, 2009.

THE COMPENSATION COMMITTEE RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES IN THE PLAN FROM 200,000 TO 400,000

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
(Proposal No. 3)

On April 13 2010, the Audit Committee appointed Cole & Reed, P.C. as independent accountants to audit and report on our consolidated financial statements for 2010.  Cole & Reed, P.C. has audited and reported on our consolidated financial statements since 2000.  Although not formally required, stockholders’ ratification of such appointment is requested.  To the knowledge of management and the Audit Committee, such accountants do not have any direct, or material indirect, financial interest in us and our subsidiaries, nor have they had any connection during the past three (3) years with us or any of our subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Representatives of Cole & Reed, P.C. are expected to be present at the meeting.  They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

THE AUDIT COMMITTEE RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF COLE & REED, P.C.

In the event the appointment of Cole & Reed, P.C. should not be ratified by the stockholders, the Audit Committee will make another appointment, to be effective at the earliest feasible time.

VOTE REQUIRED

The holders of shares entitled to cast a majority of the votes, present in person or by proxy, constitute a quorum for the transaction of business at the meeting.  The affirmative vote of holders of our stock entitled to cast a majority of the votes represented at the annual meeting will be required for the approval of the appointment of Cole & Reed, P.C., as our independent auditors for 2010.  The election of directors shall be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

The office of our Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the annual meeting.  Neither the corporate law of the State of Oklahoma, the state in which we are incorporated, nor our Certificate of Incorporation or By-Laws have any specific provisions regarding the treatment of abstentions and broker non-votes.  It is our policy to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the meeting; to treat abstentions as votes not cast but treat them as shares represented at the meeting for determining results on actions requiring the affirmative vote of a majority of the votes represented at the meeting; and to consider neither abstentions nor broker non-votes in determining the plurality required for election of Directors.

STOCKHOLDER PROPOSALS

The Board of Directors anticipates that next year’s annual meeting will be held during the first week of June 2011.  Any proposals of stockholders intended to be presented at the 2011 Annual Meeting of Stockholders must be received by us not later than March 12, 2011, in order for the proposals to be included in the proxy statement and proxy card relating to such meeting.  For any other proposal that a stockholder wishes to have considered at the 2011 annual meeting, we must receive written notice of such proposal not later than March 12, 2011.  Proposals that are not received by this date will be considered untimely.  In addition, proposals must comply with our bylaws and the rules and regulations of the Securities and Exchange Commission.  It is suggested that proponents submit their proposals by certified mail, return receipt requested.  No stockholder proposals were received for inclusion in this Proxy Statement.

HOUSEHOLDING AND COMBINING ACCOUNTS

We may deliver only one Proxy Statement and Annual Report to an address shared by multiple stockholders unless we receive contrary instructions from one or more of the stockholders.  Any stockholder at a shared address to which a single copy of the Proxy Statement and Annual Report have been sent who would like an additional copy of this Proxy Statement and Annual Report or future copies of Proxy Statements and Annual Reports may make a written or oral request to: Hue Green, c/o The Beard Company, 301 N.W. 63rd Street, Suite 400, Oklahoma City, OK 73116.  Telephone:  (405) 842-2333.

Similarly, any stockholders sharing an address and currently receiving multiple copies of Proxy Statements and Annual Reports may request that only a single copy of a Proxy Statement and Annual Report be delivered to them in the future.  In addition, any stockholder with multiple accounts (receiving multiple proxy cards) who wishes to consolidate the stockholder's shares into a single account can do so by making a request at the address and telephone number above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 7, 2010

This proxy statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, are available to you on our website at http://www.beardco.com/governance.

           THE BEARD COMPANY
           By Order of the Board of Directors

           /s/  Hue Green
           Hue Green
           Secretary
Oklahoma City, Oklahoma
April 30, 2010

Appendix

AMENDMENT NO. ONE

TO

THE BEARD COMPANY

2006 STOCK OPTION PLAN

Adopted:  May 1, 2006

Amended:  October 16, 2009

AMENDMENT NO. ONE
TO
THE BEARD COMPANY
2006 STOCK OPTION PLAN

ARTICLE I

General Provisions

1.1 Purpose.  The purpose of THE BEARD COMPANY 2006 STOCK OPTION PLAN (the “Plan”) shall be to attract, retain and motivate key management, directors or key professional employees (the “Participants”) of The Beard Company (the “Company”) and subsidiaries by way of granting (i) nonqualified stock options (“Stock Options”) and (ii) incentive stock options (“ISO Options”). For purposes of this Plan, Stock Options and ISO Options are sometimes collectively herein called “Options.” The ISO Options to be granted under the Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and, the Stock Options to be granted are intended to be “nonqualified stock options” as described in Sections 83 and 421 of the Code. Further, under the Plan, the terms “parent” and “subsidiary” shall have the same meaning as set forth in Subsections (e), (f) and (g) of Section 424 of the Code unless the context herein clearly indicates to the contrary.

1.2 General.  The terms and provisions of this Article I shall be applicable to Stock Options and ISO Options unless the context herein clearly indicates to the contrary.

1.3 Administration of the Plan.  The Plan shall be administered by the Compensation and Stock Option Committee (“Committee”) appointed by the Board of Directors (“Board”) of the Company and consisting of not less than two members from the Board who are not officers or employees of the Company or any subsidiary.  The members of the Committee shall serve at the pleasure of the Board and such members shall be ineligible to participate under the Plan during their service as members of the Committee. Committee membership shall be limited to only those members of the Board who have not, during the year preceding their appointment, been granted or awarded any “equity securities” (as such term is defined in Rule 16a-l(d) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule) pursuant to the Plan or any other plan of the Company or any of its affiliates. The Committee shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the form of any “stock option agreements” (“Stock Option Agreements”).  Unless otherwise provided in the Plan, the Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan.  Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

1.4 Shares Subject to the Plan.  Shares of stock (“Stock”) covered by Stock Options and ISO Options shall consist of Four Hundred Thousand (400,000) shares of the voting common stock, par value $.00033325, of the Company.*  Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan.  If any Option for shares of Stock granted to a Participant lapses, or is otherwise terminated, the Committee may grant Stock Options or ISO Options for such shares of Stock to other Participants.

                               1.5 Participation in the Plan.  The Committee shall determine from time to time those Participants who are to be granted Stock Options and ISO Options and the number of shares of Stock covered thereby. Provided, however, those directors who are not key management employees of the Company, its parent or subsidiaries of the Company shall only be eligible to be granted Stock Options under this Plan.

1.6 Determination of Fair Market Value.  As used in the Plan, “fair market value” shall mean the last sale price of the common stock of the Company as reported by the OTC Bulletin Board (i) on the date of the grant or (ii) if there have been no sales of such securities on the granting date, the most recent sale reported as of the granting date, exercise date, or other relevant date.

1.7 Grants of Options Under Stock Option Agreement.  Each Stock Option or ISO Option granted under this Plan shall be evidenced by the minutes of a meeting of the Committee or by the written consent of the Committee and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant.  Each Option granted hereunder shall contain such terms, restrictions and conditions as the Committee may determine, which terms, restrictions and conditions mayor may not be the same in each case.

__________________

         *After giving effect to the 2-for-1 split of the Company’s shares effected as of the close of business on November 2, 2009.

1

1.8 Amendment and Termination of the Plan.  The Plan shall terminate at midnight, May 1, 2016, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board.  Provided, that no action of the Board may, without the approval of the holders of a majority of the securities of the Company entitled to vote thereon, increase the aggregate number of shares of Stock which may be purchased under ISO Options granted under the Plan; amend or alter the ISO Price; materially increase the benefit accruing to Participants under the Plan, materially modify the requirements as to eligibility for participation in the Plan; or amend the Plan in any manner which would impair the applicability of Rule 16b-3 as promulgated under the Exchange Act (or any successor rule) to the Plan.  Except as provided in this Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option or ISO Option theretofore granted under the Plan without the consent of the affected Participant.

1.9 Effective Date.  The Plan was approved by the board of directors of the Company on May 1, 2006, and by the shareholders of the Company on July 11, 2006, and was therefore effective as of May 1, 2006.  The Plan, as amended, was approved by the board of directors of the Company on October 16, 2009, and shall become effective October 16, 2009 subject to approval of the shareholders of the Company by the affirmative vote of a majority of shares of the Company present, or represented, and entitled to vote on the subject matter, at the 2010 Annual Meeting of Shareholders of the Company at which a quorum is present or by a written consent of the holders of a majority of the Company’s then outstanding shares.

1.10 Securities Law Requirements.  The Company shall have no obligation to issue any Stock hereunder unless such shares are listed on the applicable stock exchange(s), if any, on which the Company's shares of Stock are listed at the time and the issuance of such shares would comply with any applicable federal or state securities laws or any other applicable law or regulations thereunder.

1.11 Separate Certificates.  Separate certificates representing the common stock of the Company to be delivered to a Participant upon the exercise of any Stock Options or ISO Options will be issued to such Participant.

1.12 Payment for Stock.  Payment for shares of Stock purchased under this Plan shall be made in full and in cash or by check, Stock of the Company or a combination thereof, at the time of exercise of the Options as a condition thereof, and no loan or advance shall be made by the Company for the purpose of financing, in whole or in part, the purchase of Stock.  In the event that common stock of the Company is utilized as consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such common stock shall be valued at the “fair market value” as defined in Section 1.6 of the Plan.  In addition to the foregoing procedure which may be available for the exercise of any Stock Option or ISO Option, the Participant may deliver to the Company a notice of exercise including an irrevocable instruction to the Company to deliver the stock certificate issued in the name of the Participant representing the shares subject to an Option to a broker authorized to trade in the common stock of the Company. Upon receipt of such notice, the Company will acknowledge receipt of the executed notice of exercise and forward this notice to the broker. Upon receipt of the copy of the notice which has been acknowledged by the Company, and without waiting for issuance of the actual stock certificate with respect to the exercise of the Option, the broker may sell the Stock or any portion thereof.  Upon receipt of the notice to exercise from the Company, the broker will deliver directly to the Company that portion of the sales proceeds to cover the Option Price and any withholding taxes, if any.  Further, the broker may also facilitate a loan to the Participant upon receipt of the notice of exercise in advance of the issuance of the actual stock certificate as an alternative means of financing and facilitating the exercise of any Option. For all purposes of effecting the exercise of an Option, the date on which the Participant gives the notice of exercise to the Company will be the date he becomes bound contractually to take and pay for the shares of Stock underlying the Option. The Committee may also adopt such other procedures which it desires for the payment of the purchase price upon the exercise of a Stock Option or ISO Option which are not inconsistent with the applicable provisions of the Code which relate to Stock Options and ISO Options.

1.13 Stock Options and ISO Options Granted Separately.  Since the Committee is authorized to grant Stock Options and ISO Options to Participants, the grants thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of a Stock Option shall in no manner affect the grant and exercise of any ISO Options.  Similarly, the grant and exercise of an ISO Option shall in no manner affect the grant and exercise of any Stock Options.

1.14 Use of Proceeds.  The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

1.15 Non-Transferability of Options.  Except as otherwise herein provided, any Option granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by him. More particularly (but without limiting the generality of the foregoing), the Option shall not be assigned, transferred (except as provided above), pledged or hypothecated in any way whatsoever, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process.  Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

1.16 Additional Documents on Death of Participant.  No transfer of an Option by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option of the terms and conditions of such Option.

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1.17 Changes in Employment.  So long as the Participant shall continue to be an employee of the Company or its parent or one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position.  Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ of the Company or its parent or any of its subsidiaries, or interfere in any way with the right of the Company or its parent or any of its subsidiaries to terminate his employment at any time.

1.18 Shareholder Rights.  No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

1.19 Adjustments Upon Changes in Capitalization.  The aggregate number of shares of Stock under Stock Options and ISO Options granted under the Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be appropriately adjusted or modified by the Committee to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company.  Provided, any such adjustment shall be made in such a manner as to not constitute a modification as defined in Section 424(h) of the Code.

1.20 Payment of Withholding Taxes.  Except as provided in Section 1.12 herein, no exercise of any Option shall be permitted, nor shall any Stock be issued to any Participant until the Company receives full payment for the Stock purchased which shall include any required state and federal withholding taxes.  Further, upon the exercise of any Stock Option, the Participant may direct the Company to retain from the shares of Stock to be issued upon exercise of the Stock Option that number of initial shares of Stock (based on fair market value) that would be necessary to satisfy the requirements for withholding any amounts of taxes due upon the exercise of such Stock Option.  In the event that the Participant disposes of any Stock acquired by the exercise of an ISO Option within the two-year period following grant, or within the one-year period following exercise, of the ISO Option, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements.

1.21 Assumption of Outstanding Options.  To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization, liquidation or other corporate transaction shall assume Options outstanding under the Plan or issue new Options in place of outstanding Options under the Plan with such assumption to be made on a fair and equivalent basis in accordance with the applicable provisions of Section 424(a) of the Code; provided, in no event will such assumption result in a modification of any Option as defined in Section 424(h) of the Code.

1.22 Retirement and Disability.  For the purpose of this Plan, “Retirement” shall mean the voluntary termination of employment of a Participant with the Company, its parent or any of its subsidiaries after attaining at least 55 years of age; and, “Disability” shall mean termination of employment of a Participant after incurring a “disability” as defined in Section 22(e)(3) of the Code.

ARTICLE II

Stock Options

2.1  General Terms.  With respect to Stock Options granted on or after the effective date of the Plan, the following provisions of this Article II shall apply.  The Stock Options granted under this Article II are intended to be “nonqualified stock options” as described in Sections 83 and 421 of the Code.

                                2.2  Grant and Terms for Stock Options.  Stock Options shall be granted on the following terms and conditions. Stock Options shall only be granted to key management employees, directors or key professional employees of the Company, its parent or any subsidiary of the Company.  No Stock Option shall be exercisable more than ten (10) years from the date of grant.  Subject to such limitations, the Committee shall have the discretion to fix the period (“Option Period”) during which Stock Options may be exercised. At all times during the period commencing with the date a Stock Option is granted to a Participant and ending on the earlier of the expiration of the Option Period applicable to such Stock Option or the date which is three (3) months prior to the date the Stock Option is exercised by such Participant, such Participant must be an employee or a director of either (i) the Company, (ii) a parent or a subsidiary corporation of the Company, or (iii) a corporation or parent or a subsidiary corporation of such corporation issuing or assuming a Stock Option in a transaction to which Section 424(a) of the Code applies.  Provided, in the case of a Participant who has incurred a Disability, the aforesaid three (3) month period shall mean a one (1) year period.  Provided further, in the event a Participant's employment or director's position is terminated by reason of his death, his personal representative may exercise any unexercised Stock Option granted to the Participant under the Plan at any time within one (1) year after the Participant's death but in any event not after the expiration of the Option Period applicable to such Stock Option.

(a) Option Price.  The option price (“Option Price”) for shares of Stock subject to any Stock Option shall be determined by the Committee, but in no event shall such Option Price be less than the “fair market value” of the Stock on the date of grant.  Provided further, in no event shall the Option Price be less than the par value of the Stock.

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(b) Acceleration of Otherwise Unexercisable Stock Options on Retirement, Death, Disability or Other Special Circumstances.  The Committee, in its sole discretion, may permit (i) a Participant who terminates employment due to Retirement, (ii) a Participant who terminates employment due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment or his director's position upon the occurrence of special circumstances (as determined by the Committee) to purchase (within three (3) months of such date of termination of employment or one (1) year in the case of a deceased Participant or a Participant suffering a Disability) all or any part of the shares subject to any Stock Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not yet accrued on such date.

(c) Number of Stock Options Granted.  Participants may be granted more than one Stock Option.  In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company, its parent, or a subsidiary of the Company which have supervisory authority over such Participants. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan (or any other plans of the Company).

(d) Notice to Exercise Stock Option.  Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary or Personnel Manager of the Company, or other officer designated by the Committee, at the Company's principal office.  No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased under the Stock Option, including any required state and federal withholding taxes; provided, however, nothing herein shall be construed as requiring payment of withholding taxes at the time of exercise if payment of taxes is deferred pursuant to any provision of the Code, and actions are taken which are designed to reasonably insure payment of withholding taxes when due.

ARTICLE III

ISO Options

     3.1  General Terms.  With respect to ISO Options granted on or after the effective date of the Plan the following provisions in this Article III shall apply to the exclusion of any inconsistent provision in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as “incentive stock options” as defined in Section 422 of the Code.

                         3.2   Grant and Terms of ISO Options.  ISO Options may be granted only to key management or key professional employees of the Company, its parent or any subsidiary of the Company.  No ISO Options shall be granted to any person who is not eligible to receive “incentive stock options” as provided in Section 422 of the Code.  No ISO Options shall be granted to any key management or key professional employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 422 and Section 424( d) of the Code).  Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price (as defined below) is at least 110% of the “fair market value” of the Stock subject to the ISO Option, and such ISO Option by its terms is exercisable no more than five (5) years from the date such ISO Option is granted.

(a) ISO Option Price.  The option price for shares of Stock subject to an ISO Option (“ISO Price”) shall be determined by the Committee, but in no event shall such ISO Price be less than the greater of (a) the “fair market value” of the Stock on the date of grant or (b) the par value of the Stock.

(b) Annual ISO Option Limitation.  With respect to ISO Options granted, in no event during any calendar year will the aggregate “fair market value” (determined as of the time the ISO Option is granted) of the Stock for which the Participant may first have the right to exercise under an ISO Option granted under all “incentive stock option” plans qualified under Section 422 of the Code which are sponsored by the Company, its parent and its subsidiary corporations exceed $100,000.

(c) Terms of ISO Options.  ISO Options shall be granted on the following terms and conditions:  No ISO Option shall be exercisable more than ten (10) years from the date of grant.  Subject to such limitations, the Committee shall have the discretion to fix the period (the “ISO Period”) during which any ISO Option may be exercised.  ISO Options granted shall not be transferable except by wi1l or by laws of descent and distribution.  At all times during the period commencing with the date an ISO Option is granted to a Participant and ending on the earlier of the expiration of the ISO Period applicable to such ISO Options or the date which is three (3) months prior to the date the ISO Option is exercised by such Participant, such Participant must be an employee of either (i) the Company, (ii) a parent or a subsidiary corporation of the Company, or (iii) a corporation or a parent or a subsidiary corporation of such corporation issuing or assuming an ISO Option in a transaction to which Section 424(a) of the Code applies.  Provided, in the case of a Participant who incurs a Disability, the aforesaid three (3) month period shall mean a one (1) year period.  Provided further, in the event a Participant's employment is terminated by reason of his death, his personal representative may exercise any unexercised ISO Option granted to the Participant under the Plan at any time within one (1) year after the Participant's death but in any event not after the expiration of the ISO Period applicable to such ISO Option.

(d) Acceleration of Otherwise Unexercisable ISO Options on Retirement, Death, Disability or Other Special Circumstances.  The Committee, in its sole discretion, may permit (i) a Participant who terminates employment due to Retirement, (ii) a Participant who terminates employment due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment upon the occurrence of special circumstances (as determined by the Committee) to purchase (within three (3) months of such date of termination of employment or one (1) year in the case of a deceased Participant or a Participant suffering a Disability) all or any part of the shares subject to any ISO Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date.

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(e) Number of ISO Options Granted.  Subject to the applicable limitations contained in the Plan with respect to ISO Options, Participants may be granted more than one ISO Option.  In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company, its parent or a subsidiary of the Company which have supervisory authority over such Participants.  Further, the granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

(f) Notice to Exercise ISO Option.  Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated .by the Committee, at the Company's main office in Oklahoma City, Oklahoma.  No Stock shall be issued to any Participant until the Company receives full payment for Stock purchased under the ISO Option.

ARTICLE IV

Acceleration of Options on Change of Control

                         4.1    Acceleration of Options on Change of Control.  In the event that a Change of Control (as defined herein) has occurred with respect to the Company, any and all ISO Options and Stock Options become automatically fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the Participant. For the purposes of this Section 4.1, the term “Change of Control” shall mean:

(i)            The acquisition in a transaction or a series of transactions by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”), of beneficial ownership, of 30% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities; provided, however, that any acquisition of beneficial ownership of common stock or voting securities of the Company which is less than 30% of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities shall be deemed to be a “change of control” for the purposes of this Agreement if a majority of the Incumbent Board determines that such acquisition has caused a change of control to occur;

(ii)           Individuals who, as of the date hereof, constitute the Board of Directors of the Company (as of the date hereof the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii)           Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case with respect to which the stockholders of the Company will not, immediately after consummation thereof, own more than 50% of the combined voting power of the then outstanding voting securities of either (a) the consolidated company or the surviving company in the reorganization or merger, or (b) any company which prior to the consolidation, reorganization or merger owned 50% or more of the combined voting power of its then outstanding voting securities; provided, however, no Change of Control shall be deemed to have occurred if members of the Incumbent Board will, immediately thereafter, constitute at least a majority of the board of directors of the consolidated or surviving company, or any company which owns, directly or indirectly, at least a majority of the voting power of the consolidated or surviving company's outstanding voting securities, and the Incumbent Board has determined, prior to such shareholder approval, that a Change of Control shall not be deemed to result from such transaction; or (B) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company.

ARTICLE V

Options Not Qualifying as Incentive Stock Options

With respect to all or any portion of any Option granted under the Plan not qualifying as an “incentive stock option” under Section 422 of the Code, such Option shall be considered as a Stock Option granted under this Plan for all purposes.  Further, this Plan and any ISO Options granted hereunder shall be deemed to have incorporated by reference all the provisions and requirements of Section 422 of the Code (and the Treasury Regulations issued thereunder) which are required to provide that all ISO Options granted hereunder shall be “incentive stock options” described in Section 422 of the Code.

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PROXY	THE BEARD COMPANY
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR STOCKHOLDERS MEETING ON JULY 7, 2010

The undersigned stockholder of The Beard Company, an Oklahoma corporation, hereby appoints W. M. Beard and Herb Mee, Jr. or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of The Beard Company owned by the undersigned in all matters coming before the 2009 Annual Meeting of Stockholders (or any adjournment thereof) of The Beard Company to be held at the Waterford Marriott Hotel, located at 6300 Waterford Boulevard, Oklahoma City, Oklahoma 73118 on Wednesday , July7, 2010 at 9:00 a.m. local time.  The Board of Directors recommends a vote “FOR” the following matters, all as more specifically set forth in the Proxy Statement:

1. Election of Directors:
Herb Mee, Jr. – Three year term expiring in 2013
	☐ FOR the nominee listed below	☐ WITHHOLD AUTHORITY to vote for the nominee

Mark Bronson – three year term expiring in 2013
	☐ FOR the nominee listed below	☐ WITHHOLD AUTHORITY to vote for the nominee

2. Approval of the adoption of The Beard Company 2006 Stock Option Plan, as amended.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Ratification of the Appointment of Cole & Reed, P. C. as independent accountants to audit the Company’s consolidated financial statements for 2010.
☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the Proxies are authorized to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF.  WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER.  TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NOMINATED AND “FOR” ITEMS 2 AND 3.

Dated , 2010

(Signature)

(Signature if held jointly)

Please sign exactly as your name appears on your stock certificate indicating your official position or representative capacity, if appli-cable; if shares are held jointly, each owner should sign.
IMPORTANT:  PLEASE SIGN, DATE AND RETURN THISPROXY BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.